UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 22, 2010

Baron Energy, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	333-146627	26-0582528
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3327 West Wadley, #3-257, Midland, Texas		79707
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(432) 685-1307

3753 Howard Hughes Parkway, Suite 135, Las Vegas, NV 89169
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The disclosure set forth under Item 2.01 to this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The registrant Baron Energy, Inc. (the "Company") completed an acquisition, effective on February 22, 2010, of Esconde Resources, Inc. ("Esconde") and Permian Legend Petroleum, Inc., ("Permian") both of which were a privately held company incorporated in the State of Texas (collectively referred to the "Acquired Entities") pursuant to an Agreement and Plan of Merger, dated February 19, 2010, by and among the Company, Pertex Acquisition, Inc., a Texas corporation and wholly-owned subsidiary of the Company ("Merger Sub") and the Acquired Entities (the "Merger Agreement").
The Merger Agreement provides for the merger of the Acquired Entities with and into the Merger Sub, with the Merger Sub continuing as the surviving entity in the merger and a wholly-owned subsidiary of the Company (the "Merger"). As a result of the Merger and the Subsidiary Merger, the Company is now headquartered in Midland, Texas.

Under the terms of the Merger Agreement, at the closing of the Merger,

• all of the issued and outstanding shares of common stock of Esconde (other than dissenting shares, if any) were cancelled and each share of common stock of Esconde was converted into and exchanged for the right to receive 8.09689391 validly issued, fully paid and nonassessable shares of common stock in the Company,

• all of the issued and outstanding shares of common stock of Permian (other than dissenting shares, if any) were cancelled and each share of common stock of Permian was converted into and exchanged for the right to receive 7,596.416049864 validly issued, fully paid and nonassessable shares of common stock in the Company,

At the closing of the Merger, all of the issued and outstanding shares of common stock of the Acquired Entities were converted into and exchanged for the right to receive an aggregate of 40,000,000 shares of common stock of the Company, par value $.001 per share. There were no issued and outstanding options or other convertible securities convertible into common stock of either Acquired Entity.

Immediately prior to the merger, the Company redeemed 8,600,000 shares of its common stock from its founder, Albert Abah, reducing the number of its issued and outstanding shares to 40,000,000. Upon issuance of the 40,000,000 shares of common stock to the former shareholders of the Acquired Entities, the Company's current total number of issued and outstanding shares of the Company increased to 80,000,000, and the former shareholders of the Acquired Entities now own 50% of the issued and outstanding shares of common stock of the Company.
Each holder of a share of common stock of the Company is entitled to one vote per share. The shares of the Company's common stock issued to the Acquired Entities' shareholders as part of the Merger were not registered under the Securities Act of 1933, as amended (the "Securities Act"). These shares may not be sold or offered for sale except as permitted under Rule 144 or another exception promulgated under the Securities Act.

Immediately after completion of the Merger, the Merger Sub was merged with and into the Company, effective as of February 23, 2010 (the "Subsidiary Merger"). In connection with the Subsidiary Merger, the Bylaws attached as Exhibit A to the Merger Agreement became the Bylaws of the surviving entity in the Subsidiary Merger, which was the Company. A copy of the Bylaws is filed as Exhibit 3.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

The summary discussion of material terms of the Merger Agreement set forth above does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

The assets acquired in the Merger included approximately 3,100 gross acres and oil and gas working interests located in the Permian Basin of west Texas and the counties of Borden, Garza, Jones, Runnells, Scurry, and Taylor. The Acquired Entities' working interests ("WI") in the various operated properties average 98% and the average WI in non-operated properties is 13%. Current production is approximately 39 barrels of oil equivalent per day ("BOEPD") net and 238 BOEPD gross, of which 98% is oil and 2% natural gas from 27 producing wells (13 operated and 14 non-operated). Total proven developed production is approximately 120,000 barrels of oil, with proved and probable reserves (oil and gas) totaling approximately 400,000 barrels of oil equivalent.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the Merger, effective February 22, 2010, and in accordance with the terms and provisions of the Merger Agreement and as described in Item 2.01 above, the disclosures under which are incorporated herein by this reference, the Company issued an aggregate of 40,000,000 shares of its common stock. All of the securities offered and sold in such transaction were offered and sold in reliance upon the private placement exemption from registration under Section 4(2) of the Securities Act, including Rule 506 promulgated under Section 4(2). The Company relied on this exemption based on the fact that (1) there were a limited number of recipients of such securities, and there was no general solicitation or advertising for the purchase of the securities, (2) all such investors were accredited investors or otherwise, either alone or through a purchaser representative, had knowledge and experience in financial and business matters such that each was capable of evaluating the risks of the investment, and (3) the investors took their securities for investment purposes without a view to distribution. The securities offered and sold in connection with the Merger are not registered under the Securities Act, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. As of the date of this Current Report on Form 8-K, there are 80,000,000 shares of common stock issued and outstanding.

Item 5.01 Changes in Control of Registrant.

The disclosure set forth under Item 2.01 to this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger: (1) Mr. Michael Maguire resigned as the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Treasurer, and Secretary of the Company effective as of February 19, 2010, and as a director of the Company effective as of February 28, 2010; (2) Mr. Lou Schiliro resigned as a director of the Company effective as of February 28, 2010; (3) Mr. Ronnie L. Steinocher was elected and appointed the Chief Executive Officer, President, a director and Chairman of the board of directors of the Company (the "Board") effective as of February 22, 2010; and (4) Ms. Lisa P. Hamilton was elected and appointed the Executive Vice President, Chief Financial Officer, Treasurer, Secretary, and a member of the Board effective as of February 22, 2010.

The biographies of each of the new directors and officers are as follows:

Ronnie L. Steinocher (59) - President, CEO and Chairman of the Board since the effective date of the Merger. From June 2002 to the effective date of the Merger, Mr. Steinocher was the president of Esconde and the co-manager of the general partner of Esconde's predecessor entity, and from July 2007 to the effective date of the Merger, he was the president of Permian and the co-manager of the general partner of Permian's predecessor entity. Mr. Steinocher has more than 30 years of oil and gas experience, including 18 years with Conoco Inc. He has been an owner/operator of independent oil and gas companies since 2001. Mr. Steinocher has extensive experience in drilling, production, reservoir, and operations engineering, oil and gas investment evaluation, deal structuring, fund sourcing, business development including major acquisitions both international and domestic, and general management. Mr. Steinocher received a BS in Architecture from The University of Texas at Arlington, a BS in Civil Engineering from The University of Texas at Austin, a certificate of completion from the Management Program at Rice University, and a certificate of completion from the Executive Management Program at The Wharton School, University of Pennsylvania. He is a member of the Society of Petroleum Engineers, and a registered professional engineer in Texas since 1985.

Lisa P. Hamilton (49) - Executive Vice President, CFO and a member of the Board since the effective date of the Merger. From June 2002 to the effective date of the Merger, Ms. Hamilton was the vice-president of Esconde and the co-manager of the general partner of Esconde's predecessor entity, and from July 2007 to the effective date of the Merger, she was the vice-president of Permian and the co-manager of the general partner of Permian's predecessor entity. Ms. Hamilton has over 30 years of experience in the oil and gas industry, including 20 years with Conoco Inc. She has been an owner/operator of independent oil and gas companies since 2001. Ms. Hamilton has held positions in finance, accounting, land administration, risk management, business development, international oil and gas, deal structuring, and general management. Ms. Hamilton received a BS in Business Administration with Highest Honors from the University of Houston - Downtown.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reverse Stock Split

In connection with the Merger and the Subsidiary Merger, the Company undertook a one-for-two reverse split of its authorized and issued and outstanding common stock ("Reverse Split"). The Reverse Split is effective March 4, 2010 pursuant to the Certificate of Change to the Company's Articles of Incorporation filed with the Secretary of State of Nevada. Under the terms of the Reverse Split, every two shares of the Company's common stock issued and outstanding immediately prior to the effective time of the Reverse Split will be combined into one share of common stock. As a result of the Reverse Split, the number of outstanding shares of the Company's common stock will be reduced to 40,000,000 from 80,000,000, and the number of authorized but unissued shares of the Company's common stock will be reduced to 75,000,000 from 150,000,000.

A copy of the Company's Articles of Incorporation, as amended to date, including as amended to reflect the Reverse Split, is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Bylaws

The disclosure set forth under Item 2.01 to this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Pursuant to Item 9.01(a)(4) of Form 8-K, the audited financial statements of Esconde and Permian will be filed in an amendment to this Current Report on Form 8-K as soon as practicable, but not later than 71 calendar days after February 26, 2010

(b) Pro Forma Financial Information.

Pursuant to Item 9.01(a)(4) of Form 8-K, the pro forma financial information for the Company, Esconde and Permian will be filed in an amendment to this Current Report on Form 8-K as soon as practicable, but not later than 71 calendar days after February 26, 2010

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Description

2.1 Agreement and Plan of Merger by and between Baron Energy, Inc., a Nevada corporation, Esconde Resources, Inc., a Texas corporation, Permian Legend Petroleum, Inc., a Texas corporation and Pertex Acquisition, Inc., a Texas corporation dated February 19, 2010*

2.2 Plan of Merger by and between Esconde Resources Inc., a Texas corporation and Pertex Acquisition, Inc. a Texas corporation dated February 19, 2010

2.3 Plan of Merger by and between Permian Legend Petroleum Inc., a Texas corporation and Pertex Acquisition, Inc. a Texas corporation dated February 19, 2010

2.4 Plan of Merger by and between Baron Energy, Inc., a Nevada corporation and Pertex Acquisition, Inc. a Texas corporation dated February 19, 2010*

3.1 Articles of Incorporation of Baron Energy, Inc., a Nevada Corporation, and all amendments

3.2 Bylaws of Baron Energy, Inc. a Nevada Corporation

10.1 Promissory Note by and between Esconde Resources LP and Lavaca Energy LLC dated December 20, 2005*

10.2 Promissory Note by and between Esconde Resources LP and Pierce-Hamilton Energy Partners LP dated December 20, 2005

10.3 Promissory Note by and between Esconde Resources LP and PWH Resources LP dated December 20, 2005

10.4 Promissory Note by and between Esconde Resources LP and SJM Family LP dated December 20, 2005

10.5 Non-Negotiable Promissory Note No. by and between Esconde Resources LP and The Jerry E. Polis Family Trust dated March 1, 2006

10.6 Non-Negotiable Promissory Note No. by and between Esconde Resources LP and The Jerry E. Polis Family Trust dated April 1, 2006

10.7 Term Note by and between Esconde Resources, LP and Charles Darter, Jr. dated September 28, 2006

10.8 Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement by and between Esconde Resources LP and Charles W. Darter, Jr. dated September 28, 2006

10.9 Loan Agreement is by and between Baseline Capital, Inc., Esconde Resources LP and Esconde Energy LLC dated September 28, 2006

10.10 Promissory Note No. 1 by and between Esconde Resources LP and Baseline Capital, Inc. dated September 28, 2006

10.11 Promissory Note No. 2 by and between Esconde Resources LP and Baseline Capital, Inc. dated September 28, 2006

10.12 Subordination Agreement by and among Baseline Capital, Inc., Esconde Resources LP, Esconde Energy LLC and American State Bank September 28, 2006

10.13 Guaranty Agreement by and between Esconde Energy, LLC and Baseline Capital, Inc. dated September 28, 2006

10.14 Loan Agreement by and between Esconde Energy, LLC, Esconde Resources LP and American State Bank dated September 1, 2009*

10.15 Term Note by and between Esconde Resources, LP and American State Bank dated September 1, 2009

10.16 Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement by and between Esconde Resources, LP and American State Bank, dated September 1, 2009*

10.17 Guaranty Agreement by and between Esconde Energy, LLC and American State Bank dated September 1, 2009

10.18 First Amendment to Loan Agreement by and between Esconde Energy, LLC and American State Bank, dated December 28 2009, effective December 15, 2009

10.19 First Modification and Amendment of Term Note by and between Esconde Resources LP and American State Bank, dated December 28 2009, effective December 15, 2009

10.20 Letter Loan Agreement by and among Permian Legend Petroleum, LP, Permian Legend, LLC, Lisa P. Hamilton, Ronnie L. Steinocher and American State Bank, dated August 1, 2008

10.21 First Amendment to Loan Agreement by and among Permian Legend Petroleum, LP, Permian Legend, LLC, Lisa P. Hamilton, Ronnie L. Steinocher and American State Bank, dated October 15, 2008

10.22 Second Amendment to Loan Agreement by and among Permian Legend Petroleum, LP, Permian Legend, LLC, Lisa P. Hamilton, Ronnie L. Steinocher and American State Bank, dated January 2, 2009

10.23 Third Amendment to Loan Agreement by and among Permian Legend Petroleum, LP, Permian Legend, LLC, Lisa P. Hamilton, Ronnie L. Steinocher and American State Bank, dated March 17, 2009, effective as of February 15, 2009

10.24 Fourth Amendment to Loan Agreement by and among Permian Legend Petroleum, LP, Permian Legend, LLC, Lisa P. Hamilton, Ronnie L. Steinocher and American State Bank, dated May 15, 2009, effective May 1, 2009

10.25 Fifth Amendment to Loan Agreement by and among Permian Legend Petroleum, LP, Permian Legend, LLC, Lisa P. Hamilton, Ronnie L. Steinocher and American State Bank, dated October 15, 2009, effective July 15, 2009*

10.26 Sixth Amendment to Loan Agreement by and among Permian Legend Petroleum, LP, Permian Legend, LLC, Lisa P. Hamilton, Ronnie L. Steinocher and American State Bank, dated December 28 2009, effective December 15, 2009*

10.27 Term Note by and between Permian Legend Petroleum LP and American State Bank dated August 1, 2008

10.28 Modification and Amendment of Term Note by and
between Permian Legend Petroleum, LP, and American State Bank, dated October 15, 2008

10.29 Second Modification and Amendment of Term Note by and between Permian Legend Petroleum, LP, and American State Bank, dated January 2, 2009

10.30 Third Modification and Amendment of Term Note by and between Permian Legend Petroleum, LP, and American State Bank, dated March 17, 2009, effective February 15, 2009

10.31 Fourth Modification and Amendment of Term Note by and between Permian Legend Petroleum, LP, and American State Bank, dated May 15, 2009, effective May 1, 2009

10.32 Fifth Modification and Amendment of Term Note by and between Permian Legend Petroleum, LP, and American State Bank, dated October 15, 2009, effective July 15, 2009

10.33 Sixth Modification and Amendment of Term Note by and between Permian Legend Petroleum, LP, and American State Bank, dated December 28, 2009, effective December 15, 2009

10.34 Term Note by and between Permian Legend Petroleum LP and American State Bank dated October 15, 2009

10.35 Guaranty Agreement by and between Permian Legend LLC and American State Bank dated August 1, 2008

10.36 Guaranty Agreement by and between Lisa P. Hamilton and American State Bank dated August 1, 2008

10.37 Guaranty Agreement by and between Ronnie L. Steinocher and American State Bank dated August 1, 2008

10.38 Guaranty Agreement by and between Permian Legend LLC, and American State Bank dated October 15, 2009, but Effective July 15, 2009

10.39 Guaranty Agreement by and between Lisa P. Hamilton and American State Bank dated October 15, 2009, but Effective July 15, 2009

10.40 Guaranty Agreement by and between Ronnie L. Steinocher and American State Bank dated October 15, 2009, but Effective July 15, 2009

10.41 Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement by and between Permian Legend Petroleum, LP, and American State Bank, dated May 15, 2008

10.42 First Amendment to Deeds of Trust, Mortgages, Security Agreements, Assignments of Production, and Financing Statements by and between Permian Legend Petroleum, LP, and American State Bank, dated August 1, 2008*

10.43 Loan Agreement by and between Baseline Capital, Inc., Permian Legend Petroleum LP and Permian Legend LLC dated August 1, 2007

10.44 Consent and First Amendment to Loan Agreement by and between Baseline Capital, Inc., Permian Legend Petroleum LP and Permian Legend LLC dated October 31, 2008*

10.45 Second Amendment to Loan Agreement by and between Baseline Capital, Inc., Permian Legend Petroleum LP and Permian Legend LLC dated September 30, 2009

10.46 Promissory Note by and between Permian Legend Petroleum LP and Baseline Capital, Inc. dated August 1, 2007

10.47 Security Agreement Between Permian Legend Petroleum LP and Baseline Capital, Inc. dated August 1, 2007

10.48 Memorandum of Assignment by and between Permian Legend Petroleum LP and Baseline Capital, Inc. dated August 1 2007*

10.49 Subordinated Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement by and between Permian Legend Petroleum LP, Karl J. Reiter, Trustee and Baseline Capital, Inc. dated August 1, 2007*

10.50 Subordination Agreement by and among Baseline Capital, Inc., Permian Legend Petroleum LP, Permian Legend LLC and American State Bank dated August 1, 2008

10.51 Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement by and between Permian Legend Petroleum, LP, Allen Pruitt and American State Bank, dated August 1, 2007

17.1 Resignation Letter from Michael Maguire, effective as of February 19 and 28, 2010

17.2 Resignation Letter from Lou Schiliro, effective as of February 28, 2010

99.1 Press Release of Baron Energy, Inc. announcing the merger, dated February 26, 2010

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baron Energy, Inc.

February 26, 2010	By:	Ronnie L. Steinocher

Name: Ronnie L. Steinocher
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and between Baron Energy, Inc., a Nevada corporation, Esconde Resources, Inc., a Texas corporation, Permian Legend Petroleum, Inc., a Texas corporation and Pertex Acquisition, Inc., a Texas corporation dated February 19, 2010
2.2	Plan of Merger by and between Esconde Resources Inc., a Texas corporation and Pertex Acquisition, Inc. a Texas corporation dated February 19, 2010
2.3	Plan of Merger by and between Permian Legend Petroleum Inc., a Texas corporation and Pertex Acquisition, Inc. a Texas corporation dated February 19, 2010
2.4	Plan of Merger by and between Baron Energy, Inc., a Nevada corporation and Pertex Acquisition, Inc. a Texas corporation dated February 19, 2010
3.1	Articles of Incorporation of Baron Energy, Inc.,a Nevada corporation, and all Amendments
3.2	Bylaws of Baron Energy, Inc. a Nevada Corporation
10.1	Promissory Note by and between Esconde Resources LP and Lavaca Energy LLC dated December 20, 2005
10.2	Promissory Note by and between Esconde Resources LP and Pierce-Hamilton Energy Partners LP dated December 20, 2005
10.3	Promissory Note by and between Esconde Resources LP and PWH Resources LP dated December 20, 2005
10.4	Promissory Note by and between Esconde Resources LP and SJM Family LP dated December 20, 2005
10.5	Non-Negotiable Promissory Note by and between Esconde Resources LP and The Jerry E. Polis Family Trust dated March 1, 2006
10.6	Non-Negotiable Promissory Note by and between Esconde Resources LP and The Jerry E. Polis Family Trust dated April 1, 2006
10.7	Term Note by and between Esconde Resources, LP and Charles Darter, Jr. dated September 28, 2006
10.8	Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement by and between Esconde Resources LP and Charles W. Darter, Jr. dated September 28, 2006
10.9	Loan Agreement by and between Baseline Capital, Inc., Esconde Resources LP and Esconde Energy LLC dated September 28, 2006
10.10	Promissory Note No. 1 by and between Esconde Resources LP and Baseline Capital, Inc. dated September 28, 2006
10.11	Promissory Note No. 2 by and between Esconde Resources LP and Baseline Capital, Inc. dated September 28, 2006
10.12	Subordination Agreement by and among Baseline Capital, Inc., Esconde Resources LP, Esconde Energy LLC and American State Bank September 28, 2006
10.13	Guaranty Agreement by and between Esconde Energy, LLC and Baseline Capital, Inc. dated September 28, 2006
10.14	Loan Agreement by and between Esconde Energy, LLC, Esconde Resources LP and American State Bank dated September 1, 2009
10.15	Term Note by and between Esconde Resources, LP and American State Bank dated September 1, 2009
10.16	Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement by and between Esconde Resources, LP and American State Bank, dated September 1, 2009
10.17	Guaranty Agreement by and between Esconde Energy, LLC and American State Bank dated September 1, 2009
10.18	First Amendment to Loan Agreement by and between Esconde Energy, LLC and American State Bank, dated December 28 2009, effective December 15, 2009
10.19	First Modification and Amendment of Term Note by and between Esconde Resources LP and American State Bank, dated December 28 2009, effective December 15, 2009
10.20	Letter Loan Agreement by and among Permian Legend Petroleum, LP, Permian Legend, LLC, Lisa P. Hamilton, Ronnie L. Steinocher and American State Bank, dated August 1, 2008
10.21	First Amendment to Loan Agreement by and among Permian Legend Petroleum, LP, Permian Legend, LLC, Lisa P. Hamilton, Ronnie L. Steinocher and American State Bank, dated October 15, 2008
10.22	Second Amendment to Loan Agreement by and among Permian Legend Petroleum, LP, Permian Legend, LLC, Lisa P. Hamilton, Ronnie L. Steinocher and American State Bank, dated January 2, 2009
10.23	Third Amendment to Loan Agreement by and among Permian Legend Petroleum, LP, Permian Legend, LLC, Lisa P. Hamilton, Ronnie L. Steinocher and American State Bank, dated March 17, 2009, effective as of February 15, 2009
10.24	Fourth Amendment to Loan Agreement by and among Permian Legend Petroleum, LP, Permian Legend, LLC, Lisa P. Hamilton, Ronnie L. Steinocher and American State Bank, dated May 15, 2009, effective May 1, 2009
10.25	Fifth Amendment to Loan Agreement by and among Permian Legend Petroleum, LP, Permian Legend, LLC, Lisa P. Hamilton, Ronnie L. Steinocher and American State Bank, dated October 15, 2009, effective July 15, 2009
10.26	Sixth Amendment to Loan Agreement by and among Permian Legend Petroleum, LP, Permian Legend, LLC, Lisa P. Hamilton, Ronnie L. Steinocher and American State Bank, dated December 28 2009, effective December 15, 2009
10.27	Term Note by and between Permian Legend Petroleum LP and American State Bank dated August 1, 2008
10.28	Modification and Amendment of Term Note by and between Permian Legend Petroleum, LP, and American State Bank, dated October 15, 2008
10.29	Second Modification and Amendment of Term Note by and between Permian Legend Petroleum, LP, and American State Bank, dated January 2, 2009
10.30	Third Modification and Amendment of Term Note by and between Permian Legend Petroleum, LP, and American State Bank, dated March 17, 2009, effective February 15, 2009
10.31	Fourth Modification and Amendment of Term Note by and between Permian Legend Petroleum, LP, and American State Bank, dated May 15, 2009, effective May 1, 2009
10.32	Fifth Modification and Amendment of Term Note by and between Permian Legend Petroleum, LP, and American State Bank, dated October 15, 2009, effective July 15, 2009
10.33	Sixth Modification and Amendment of Term Note by and between Permian Legend Petroleum, LP, and American State Bank, dated December 28, 2009, effective December 15, 2009
10.34	Term Note by and between Permian Legend Petroleum LP and American State Bank dated October 15, 2009
10.35	Guaranty Agreement by and between Permian Legend LLC and American State Bank dated August 1, 2008
10.36	Guaranty Agreement by and between Lisa P. Hamilton and American State Bank dated August 1, 2008
10.37	Guaranty Agreement by and between Ronnie L. Steinocher and American State Bank dated August 1, 2008
10.38	Guaranty Agreement by and between Permian Legend LLC, and American State Bank dated October 15, 2009, but Effective July 15, 2009
10.39	Guaranty Agreement by and between Lisa P. Hamilton and American State Bank dated October 15, 2009, but Effective July 15, 2009
10.40	Guaranty Agreement by and between Ronnie L. Steinocher and American State Bank dated October 15, 2009, but Effective July 15, 2009
10.41	Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement by and between Permian Legend Petroleum, LP, and American State Bank, dated May 15, 2008
10.42	First Amendment to Deeds of Trust, Mortgages, Security Agreements, Assignments of Production, and Financing Statements by and between Permian Legend Petroleum, LP, and American State Bank, dated August 1, 2008
10.43	Loan Agreement by and between Baseline Capital, Inc., Permian Legend Petroleum LP and Permian Legend LLC dated August 1, 2007
10.44	Consent and First Amendment to Loan Agreement by and between Baseline Capital, Inc., Permian Legend Petroleum LP and Permian Legend LLC dated October 31, 2008
10.45	Second Amendment to Loan Agreement by and between Baseline Capital, Inc., Permian Legend Petroleum LP and Permian Legend LLC dated September 30, 2009
10.46	Promissory Note by and between Permian Legend Petroleum LP and Baseline Capital, Inc. dated August 1, 2007
10.47	Security Agreement Between Permian Legend Petroleum LP and Baseline Capital, Inc. dated August 1, 2007
10.48	Memorandum of Assignment by and between Permian Legend Petroleum LP and Baseline Capital, Inc. dated August 1 2007
10.49	Subordinated Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement by and between Permian Legend Petroleum LP, Karl J. Reiter, Trustee and BaseLine Capital, Inc. dated August 1, 2007
10.50	Subordination Agreement by and among BaseLine Capital, Inc., Permian Legend Petroleum LP, Permian Legend LLC and American State Bank dated August 1, 2008
10.51	Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement by and between Permian Legend Petroleum, LP, Allen Pruitt and American State Bank, dated August 1, 2007
17.1	Resignation Letter from Michael Maguire, effective as of February 19 and 28, 2010
17.2	Resignation Letter from Lou Schiliro, effective as of February 28, 2010
99.1	Press Release of Baron Energy, Inc. announcing the merger, dated February 26, 2010